UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 10, 2006
                                                        -----------------

                           FLEXSTEEL INDUSTRIES, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

        Minnesota                        0-5151                   42-0442319
        ---------                        ------                   ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

           3400 Jackson Street, Dubuque, Iowa                 52001
           ----------------------------------                 -----
         (Address of principal executive offices)           (Zip Code)

         Registrant's telephone number, including area code 563-556-7730
                                                            ------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On November 10, 2006, Flexsteel Industries, Inc. ("Flexsteel") issued a press release announcing that Ronald J. Klosterman will be promoted to Chief Executive Officer effective December 31, 2006 as part of its succession plan. K. Bruce Lauritsen will continue in his present capacity as Vice Chairman of the Board of Directors and Chairman of the Company's Executive Committee. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

     (a)   Not applicable

     (b)   Not applicable

     (c)   Not applicable

     (d)   Exhibits

           99.1 Press release dated November 10, 2006 of Flexsteel Industries, Inc.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FLEXSTEEL INDUSTRIES, INC.
                                             --------------------------
                                                    (Registrant)

Date:     November 10, 2006          By:        /s/ Timothy E. Hall
       -----------------------           -------------------------------------
                                             Timothy E. Hall
                                             Vice President-Finance, CFO, and
                                             Secretary Principal Financial
                                             Officer